UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2015

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
The Audit Committee of the Board of Directors (the “Audit Committee”) of BlueLinx Holdings Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending January 2, 2016. As a result of this process, on March 30, 2015, the Audit Committee elected to engage BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2016, and dismissed Ernst & Young LLP from that role.
Ernst & Young LLP’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended January 3, 2015, and January 4, 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Ernst & Young LLP on the effectiveness of internal control over financial reporting as of January 3, 2015, and January 4, 2014, did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended January 3, 2015, and January 4, 2014, and the subsequent interim period through March 30, 2015, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years; and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Ernst & Young LLP with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the SEC. The Company requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Ernst & Young LLP’s letter, dated April 2, 2015, is filed as Exhibit 16.1 hereto.
During the fiscal years ended January 3, 2015, and January 4, 2014, and the subsequent interim period through March 30, 2015, neither the Company nor anyone acting on its behalf has consulted with BDO USA, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO USA, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.
Item 9.01     Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated April 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

By:	/s/ Susan C. O’Farrell
Susan C. O’Farrell
Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

Dated: April 3, 2015

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP, dated April 2, 2015.